Exhibit 99.1

Investor Day May 20, 2009

2 Forward-Looking Statements The information contained in this presentation includes statements based on management's current expectations, estimates and projections that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You should keep in mind that any forward-looking statements made by us speak only as of the date on which we make it. Our actual results or actions may differ materially from those projected in forward-looking statements. Such statements include statements regarding the company's anticipated financial and operating performance, relate to future events and expectations and involve known and unknown risks and uncertainties. For a summary of specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to the company's reports filed with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company's expectations.

3 Non-Run-Rate Items Non-run-rate items to us are items that, while they may recur from period to period, (1) are particularly material to results, (2) impact costs as a result of external market factors and (3) may not recur in future periods if the same level of underlying performance were to occur. These are certainly part of our business and operating environment but are worthy of being highlighted for the benefit of the users of our financial statements. Management's intent is to significantly neutralize the Fabricated Products segment from fluctuations in underlying metal prices. We characterize "metal profits" and LIFO charges as non- run-rate items that eventually offset to a great extent over the course of a full year. Further, presentations including such terms as net income or operating income "before non-run- rate" or "after adjustments" are not intended to be (and should not be relied on) in lieu of the comparable caption under generally accepted accounting principles ("GAAP") to which it is reconciled. Such presentations are solely intended to provide greater clarity of the impact of certain material items on the GAAP measure and are not intended to imply such items should be excluded.

4 Non-GAAP Financial Measures This earnings release contains certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. Pursuant to the requirements of Regulation G, the Company has provided reconciliation of non-GAAP financial measures to the most directly comparable financial measure in the accompanying tables. The non-GAAP financial measures used within this earnings release are operating profit, net income and earnings per diluted share, excluding non-run-rate and non-operating gains and losses. These measures are presented because management uses this information to monitor and evaluate financial results and trends and believes this information to also be useful for investors.

5 Agenda Company Overview Business Overview Market Dynamics Strategic Investment Initiatives Managing Through Economic Uncertainty Financial Review

6 Agenda Company Overview Business Overview Market Dynamics Strategic Investment Initiatives Managing Through Economic Uncertainty Financial Review

7 Investment Thesis Leading positions in strategic market segments Focus on demanding applications where Kaiser has competitive strength Differentiated by customer satisfaction and broad product offering Positioning as a low-cost producer Blue chip customer base Strong platform positioned for long-term growth Approximately $250M internal investment program for quality, efficiency and capacity Excellent platform for complementary acquisitions Positioned to navigate economic uncertainty and prosper upon rebound Long-term sales contracts Competitive strength Financial strength and flexibility Management depth and experience with solid track record

Strong and Experienced Management

Jack Hockema
President, CEO, Chairman
Kaiser - 19 years
Industry - 41 years

Corporate

John Barneson
SVP Corporate Development
Kaiser - 34 years
Industry - 34 years

Dan Rinkenberger
SVP & CFO
Kaiser - 18 years
Industry - 18 years

John Donnan
SVP & General Counsel
Kaiser - 15 years
Industry - 15 years

Jim McAuliffe
SVP Human Resources
Kaiser - 11 years
Industry - 38 years

Fabricated Products Operations

Peter Bunin
VP-GM Operations
Kaiser - 12 years
Industry - 20 years

Keith Harvey
VP Sales & Marketing
Aerospace & Distribution
Kaiser - 23 years
Industry - 27 years

KAISER ALUMINUM

8

9 Agenda Company Overview Business Overview Market Dynamics Strategic Investment Initiatives Managing Through Economic Uncertainty Financial Review

10 Fabricated Products Portfolio Transition Offering included non-strategic products: Can stock Common alloy sheet & plate Castings Non-automotive forgings Forged truck wheels Competitive strength in strategic applications: Aerospace & defense General engineering Automotive Focused on Demanding Applications Where We Have Competitive Strength SHIPMENTS Non-Strategic (monetized) Strategic Strategic (60% growth) TODAY 1996

Served Market Segment Focus

Focused on Demanding Applications Where We Have Competitive Strength

GLOBAL FLAT ROLLED PRODUCTS MARKET

~21 Billion Pounds



Foil
Heat Treat Sheet & Plate
Other Sheet & Plate
Can Stock

NORTH AMERICAN EXTRUSION MARKET

~4 Billion Pounds



General Engineering (rod, bar, tube)
Light Vehicle
Truck, Bus & Trailer
Industrial Served
Industrial Unserved
Building & Construction

Kaiser 'Core' Served Market Segments | Kaiser 'Non-Core' Served Market Segments | Kaiser Unserved Market Segments

Typical market size estimates from CRU, Aluminum Association, and Kaiser (based on industry shipments)

KAISER ALUMINUM

11

12 Served Market Segments KAISER 2008 VALUE-ADDED REVENUE Kaiser 'Non-Core' Served Market Segments Kaiser 'Core' Served Market Segments General Engineering 37% Aerospace / High Strength 48% Automotive Extrusions 6% Other Custom 8% Cast Billet 1% Value-added revenue = net sales less hedged cost of aluminum and standard cost of alloy materials

13 Fabricated Mill Products Plate Rod & Bar Pipe & Tube Automotive Extrusions Industrial Extrusions Sheet

14 Transportation and Industrial Applications Armor Military Aircraft Automotive Munitions Electronic Equipment Commercial Aircraft

15 Blue Chip Customer Base OEMs SERVICE CENTERS

16 Kaiser Aluminum Facilities Facilities focus on specific products and applications Managed for maximum efficiency employing lean sigma practices Extrusions Sheet & Plate Drawn Products Forgings Headquarters Richmond, VA Los Angeles, CA Kalamazoo, MI (2010) Foothill Ranch, CA Trentwood, WA Richland, WA London, Ontario Greenwood, SC Newark, OH Jackson, TN Sherman, TX Chandler, AZ

17 Agenda Company Overview Business Overview Market Dynamics Strategic Investment Initiatives Managing Through Economic Uncertainty Financial Review

18 Market Dynamics Overview Aerospace & High Strength General Engineering Automotive Extrusions

19 Fabricated Products Trends Shipments grew steadily from 2002-2008 Economic expansion Aerospace plate demand growth Trentwood heat treat plate expansion Recessionary decline began in Q3 2008 Reflects the profit opportunity Value-added revenue growth Growing shipments Enriched mix (increased $/#) Current pace ~2x the prior recession Value-added revenue = net sales less hedged cost of aluminum and standard cost of alloy materials '00 '01 '02 '03 '04 '05 '06 '07 '08 '00 '01 '02 '03 '04 '05 '06 '07 '08 '08 2Q '08 3Q '08 4Q '09 1Q '08 2Q '08 3Q '08 4Q '09 1Q Millions of Pounds Millions of Dollars Dollars Per Pound QUARTERLY AVERAGE QUARTERLY AVERAGE SHIPMENTS VALUE-ADDED REVENUE 134 99 86 94 115 122 132 137 140 148 135 123 109 $112 $94 $77 $81 $104 $125 $141 $160 $169 $172 $164 $165 $147 $0.83 $0.95 $0.90 $0.86 $0.90 $1.03 $1.07 $1.17 $1.21 $1.16 $1.21 $1.34 $1.35

20 Market Dynamics Overview Aerospace & High Strength - 48% General Engineering Automotive Extrusions 2008 VALUE-ADDED REVENUE

21 Commercial Aircraft Joint Strike Fighter Business Jets SABOT (Munitions) Aerospace / High Strength Products / Applications PRODUCTS Plate Sheet & Coil Cold Finish Rod & Bar Seamless Drawn Tube High strength alloys (2x, 7x) Furnace heat treat processing High barriers to entry Metallurgical technologies Process technologies Safety-intensive applications REPRESENTATIVE APPLICATIONS CHARACTERISTICS

22 Commercial Aerospace Trends Commercial Airframe Builds >50 Seats 0 500 1,000 1,500 2,000 2,500 3,000 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 2030 Source: Airline Monitor Feb. 2009 Global Economic Growth Drives Growth in Passenger Miles Larger Aircraft Driven by Longer Routes and Larger Payloads Fuel Costs Drive Replacement of Inefficient Aircraft LONG-TERM TRENDS

23 Order Backlog Cushions Recession Impact 6+ years of backlog for >100 seats Geographically diversified (~20% NA) Increased demand for larger aircraft Demand for Regional Jets is declining Mix shift to larger Regional Jets REGIONAL JETS (<100 SEATS) '00 '02 '04 '06 '08 '10 '12 '14 '16 500 1,000 BOEING/AIRBUS (>100 SEATS) '00 '02 '04 '06 '08 '10 '12 '14 '16 500 1,000 (63%) vs. 2003 Source: Airline Monitor Feb. 2009 +33% vs. 2003 <60 seats >60 seats

Aerospace Plate Demand Drivers

LONG-TERM DEMAND DRIVERS AEROSPACE HEAT TREAT PLATE

- Growing build rates
- Larger airframes
- Monolithic design
- Composite materials

GRAPHIC REPRESENTATION LARGER AIRFRAMES AND MONOLITHIC DESIGN



Extra Large
Widebody
Narrowbody
Regional
Transport
A380
B747-8
Monolithic Design Impact
B747-400
A340
C-17
A330
B777
A400M
B787
A350
B767
ERJ
C-130
A320
CRJ
B737
Plate Consumption per Aircraft
Relative Aircraft Weight
Source: Kaiser estimates

KAISER ALUMINUM

24

25 Increasing value-added price Aerospace / High Strength Sales Mix VALUE-ADDED PYRAMID VALUE-ADDED PRICE VOLUME Aero / HS mix includes a portfolio of products A significant portion of the mix has contract pricing A portion of the mix has contractual volume provisions Plate Sheet & Coil Cold Finish Tube Value-added pricing and volume charts are typical of the current Aero / HS shipments mix; volume provisions may be take-or-pay or min-max terms Contract Contract Non- contract Non- contract

26 QUARTERLY AVERAGE Aerospace / High Strength Trends Significant growth driven by HT plate: Monolithic design Larger aircraft Trentwood expansion '00 '01 '02 '03 '04 '05 '06 '07 '08 '08 2Q '08 3Q '08 4Q '09 1Q Millions of Pounds SHIPMENTS Current value-added revenue $ ~2x prior peak ~3x prior valley '00 '01 '02 '03 '04 '05 '06 '07 '08 '08 2Q '08 3Q '08 4Q '09 1Q Millions of Dollars Dollars Per Pound QUARTERLY AVERAGE VALUE-ADDED REVENUE 19 23 13 18 23 31 35 39 39 37 37 44 46 $37 $43 $24 $29 $37 $56 $64 $74 $81 $78 $77 $88 $91 $1.96 $1.85 $1.91 $1.65 $1.63 $1.79 $1.80 $1.92 $2.05 $2.08 $2.09 $1.99 $1.98 Value-added revenue = net sales less hedged cost of aluminum and standard cost of alloy materials

27 Short-term Trends Long-term Trends Aerospace / High Strength Summary 1 15 14 13 12 11 10 9 8 7 6 5 4 3 2 YEARS 2Q 2009 shipments are trending toward mid-2008 pace Destocking throughout supply chain High value-added service center products most affected Expect plate shipments substantially higher than mid-2008 Long-term demand outlook is positive Strong, diversified backlog for commercial aircraft Larger aircraft + monolithic design F-35 Joint Strike Fighter funding Kaiser is well-positioned Trentwood expansion; underlying sales contracts Demanding applications; high barriers to entry Strong competitive position throughout portfolio of products

28 Market Dynamics Overview Aerospace & High Strength - 48% General Engineering - 37% Automotive Extrusions 2008 VALUE-ADDED REVENUE

General Engineering Products / Applications

PRODUCTS

- Plate
- Sheet
- Rod & Bar
- Pipe & Tube

CHARACTERISTICS

- 6x series alloys
- Performance attributes
  - Machinability
  - Ballistics

REPRESENTATIVE APPLICATIONS


Armored Vehicles


Tooling Plate


Semiconductor Vacuum Chambers


Parts From Select® Precision Rod


Air Cylinder Tubes


Hydraulic Valve Bodies

KAISER ALUMINUM

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30 General Engineering Rod / Bar Demand Trends Destocking - Restocking Amplifies Cyclicality INDEX OF INDUSTRIAL PRODUCTION SERVICE CENTER ROD / BAR INVENTORY -20% 0% 20% 40% '01 '02 '03 '04 '05 '06 '07 '08 '09 -20% 0% 20% 40% '01 '02 '03 '04 '05 '06 '07 '08 '09 SERVICE CENTER ROD / BAR SHIPMENTS SERVICE CENTER ROD / BAR RECEIPTS -20% 0% 20% 40% '01 '02 '03 '04 '05 '06 '07 '08 '09 -20% 0% 20% 40% '01 '02 '03 '04 '05 '06 '07 '08 '09 -40% -40% -40% -40% Quarterly Trend Compared to 2001-2008 Average Quarterly Trend Compared to 2001-2008 Average Quarterly Change as Percent of 2001-2008 Average Shipments Quarterly Trend Compared to 2001-2008 Average

31 General Engineering Trends QUARTERLY AVERAGE 2002-2008 economic expansion Past 3 quarters Recessionary demand Destocking throughout supply chain '00 '01 '02 '03 '04 '05 '06 '07 '08 Millions of Pounds SHIPMENTS Improved $/# attributable to rising spot prices for general engineering plate (global heat treat plate supply shortage) '00 '01 '02 '03 '04 '05 '06 '07 '08 Millions of Dollars Dollars Per Pound QUARTERLY AVERAGE VALUE-ADDED REVENUE 69 43 47 49 58 52 57 61 65 74 61 52 41 $48 $30 $31 $31 $42 $42 $48 $56 $62 $39 $56 $60 $67 $0.70 $0.69 $0.66 $0.62 $0.73 $0.81 $0.84 $0.92 $0.96 $0.96 $1.07 $0.99 $0.91 '08 2Q '08 3Q '08 4Q '09 1Q '08 2Q '08 3Q '08 4Q '09 1Q Value-added revenue = net sales less hedged cost of aluminum and standard cost of alloy materials

32 Short-term Trends Long-term Trends General Engineering Summary 1 15 14 13 12 11 10 9 8 7 6 5 4 3 2 YEARS Limited visibility 2Q 2009 shipments pace similar to 1Q General engineering plate competitive price pressure Long-term demand Economic recovery, restocking NA industrial growth Relatively strong armor demand Kaiser is well-positioned Strong market presence Broad product offering Best-in-Class service commitment Kaiser Select(r) products World-class Trentwood & Kalamazoo operations

33 Market Dynamics Overview Aerospace & High Strength - 48% General Engineering - 37% Automotive Extrusions - 6% 2008 VALUE-ADDED REVENUE

34 Automotive and Light Truck Applications Focused on Demanding Applications Where We Have Competitive Strength Drive Shafts Bumper Systems ABS Antilock Braking Systems

35 '08 17.2 15.5 16.4 15.9 15.8 15.8 15.3 15.1 12.6 8.2 Automotive Extrusion Demand Drivers NORTH AMERICAN AUTO EXTRUSIONS '00 '01 '02 '03 '04 '05 '06 '07 '09F NORTH AMERICAN LIGHT VEHICLE BUILDS '08 '00 '01 '02 '03 '04 '05 '06 '07 '09F Millions Millions of Pounds Pounds Per Vehicle Source: April 2009 CSM Forecast 1 Source: Aluminum Association, Kaiser Aluminum estimates 310 316 339 360 389 391 396 393 332 222 18.0 20.4 20.3 22.2 24.5 24.7 25.8 26.0 26.3 27.1 Auto build is cyclic Downturns create pent-up demand and lead to a strong expansion Growing extrusion content per vehicle: 5% historic CAGR1 (2000-2008) Continued growth expected driven by CAFE (40% increase in fuel efficiency by 2020) Kaiser well-positioned with traditional and new domestics

Automotive and Other Applications Trends

37 $27 $20 $22 $21 $25 $27 $30 $29 $26 $16 $21 $26 $27 $0.57 $0.63 $0.84 $0.78 $0.71 $0.70 $0.75 $0.79 $0.73 $0.74 $0.78 $0.70 $0.73 Millions of Pounds 47 32 27 27 34 39 40 37 36 38 37 27 22 Automotive / Other Applications Trends QUARTERLY AVERAGE 1Q 2009 shipments below 2002-2003 pace Auto builds ~50% lower Truck, trailer and other industrial markets are similar to prior recession '00 '01 '02 '03 '04 '05 '06 '07 '08 '08 2Q '08 3Q '08 4Q '09 1Q SHIPMENTS Reflects shipments trend '00 '01 '02 '03 '04 '05 '06 '07 '08 '08 2Q '08 3Q '08 4Q '09 1Q Millions of Dollars Dollars Per Pound QUARTERLY AVERAGE VALUE-ADDED REVENUE Value-added revenue = net sales less hedged cost of aluminum and standard cost of alloy materials

Market Dynamics Summary

39 Fabricated Products Trends QUARTERLY AVERAGE '00 '01 '02 '03 '04 '05 '06 '07 '08 Millions of Pounds SHIPMENTS '00 '01 '02 '03 '04 '05 '06 '07 '08 Millions of Dollars Dollars Per Pound QUARTERLY AVERAGE VALUE-ADDED REVENUE '08 2Q '08 3Q '08 4Q '09 1Q '08 2Q '08 3Q '08 4Q '09 1Q $112 $94 $77 $81 $104 $125 $141 $160 $169 $172 $164 $165 $147 $0.83 $0.95 $0.90 $0.86 $0.90 $1.03 $1.07 $1.17 $1.21 $1.16 $1.21 $1.34 $1.35 134 99 86 94 115 122 132 137 140 148 135 123 109 Value-added revenue = net sales less hedged cost of aluminum and standard cost of alloy materials Shipments growth fueled by aerospace plate demand and Trentwood expansion Value-added revenue per pound has grown with mix shift to Aerospace / High Strength Economic expansion ended 3Q 2008 1Q 2009 value-added revenue ~2x prior recession

40 LONG-TERM OUTLOOK IS POSITIVE KAISER IS WELL-POSITIONED Market Dynamics Summary Commercial Aerospace Strong and diversified order backlog Trend to larger aircraft Monolithic design Defense F-35 Joint Strike Fighter funding Relatively strong armor demand General Engineering Economic recovery will drive demand Restocking will accompany recovery Automotive Pent-up demand developing CAFE ? growing aluminum content Strong market presence Focus on demanding applications Barriers to entry Typically #1 or #2 segment position Competitive strength Broad product offering Best-in-Class service commitment Kaiser Select(r) products Heat treat plate contracts World-class facilities Quality Capability Cost

41 Agenda Company Overview Business Overview Market Dynamics Strategic Investment Initiatives Managing Through Economic Uncertainty Financial Review

Internal Investment Initiatives

~ $250 Million Investment



Trentwood HT Plate
Kalamazoo Rod & Bar
Other (quality, efficiency, capacity)

- World-class heat treat plate expansion completed late in 2008
  - Trentwood, WA
  - Completed late in 2008
- New, world-class rod & bar plant
  - Kalamazoo, MI
  - Startup early 2010
- Additional investments for quality and efficiency completed 2Q 2009

KAISER ALUMINUM

42

43 Trentwood Heat Treat Plate Expansion Continuous Heat Treat Furnace Plate Flow and Stretcher More than doubled heat treat plate capacity Expands product offering to access growing heavy-gauge plate market Supported by underlying customer contracts Positions Kaiser as industry leader for quality, cost and lead time

44 New Kalamazoo Rod / Bar Plant Foundation - 4000T Extrusion Press World-class Kaiser Select(r) remelt / extrusion plant startup early 2010 Positions Kaiser as a premium quality, low cost producer Designed to accommodate future expansion

45 Kaiser Select(r) Product Differentiation KAISER SELECT(r) PROCESS KAISER SELECT(r) VALUE Voice of the customer Develop product to meet specific customer needs Metallurgical features Physical features Develop process to assure consistently superior product Equipment capability Kaiser Production System Value to customer Lower processing costs Improved product quality Value to Kaiser: differentiation Portfolio of products (year introduced) Precision rod (2003) Manifold bar (2007) Aerospace plate (2009) Armor plate (2009) General engineering plate (2009) Application Engineering, KPS, Product and Process Development

46 Agenda Company Overview Business Overview Market Dynamics Strategic Investment Initiatives Managing Through Economic Uncertainty Financial Review

47 Managing Through Economic Uncertainty WELL-POSITIONED 2009 PRIORITIES Competitive strength Market presence Differentiation Cost position Financial strength Balance sheet Liquidity Customer satisfaction Manufacturing efficiency Flex operations and costs Capture benefit from investments Liquidity Reduce inventory Focus investment on efficiency Strategic growth Kalamazoo ready to launch in 2010 Poised to Prosper Upon Economic Rebound

48 Agenda Company Overview Business Overview Market Dynamics Strategic Investment Initiatives Managing Through Economic Uncertainty Financial Review

49 Financial Strength and Flexibility Strong cash flows Low debt level, prudent liquidity management Significant U.S. tax attributes (~$900 million1) Metal price neutrality 1 Refer to Kaiser's 2008 10-K for additional detail regarding tax attributes

50 Metal Price Neutrality Fabricated Products - Pass-through Metal Price to Customers PRICING MECHANISM HOW IT WORKS EFFECT Spot Metal pass-through Index-Based Metal pass-through Firm Requires back-to-back hedge Kaiser can change selling price up to the point of shipment Price is a contractually negotiated conversion spread that "floats" over a published index Kaiser and customer agree to firm volume and price per pound

51 Fabricated Products Drives EBITDA1 8.2 2005 2006 2007 2008 EBITDA Millions of Dollars 1 EBITDA = Operating Income, before non-run-rate items, plus depreciation and amortization 2 Consolidated EBITDA = Fab Products EBITDA + Primary Aluminum EBITDA - Corporate Core Fabricated Products segment drives overall EBITDA Enriched product mix Ability to flex costs with volume Metal cost passed to customers Manufacturing efficiencies from recent investments Corporate overhead costs ranged from $45 to $50 million over the last three years Non-core Primary Aluminum segment expected to contribute little EBITDA in the future Fabricated Products Consolidated EBITDA2 $112 $144 $157 $97 $105 $168 $130 $179

52 Capital Spending Funded From EBITDA1 2005 2006 2007 2008 INTERNALLY FUNDED INVESTMENT Millions of Dollars Significant growth capital investments through 2009 Trentwood heat treat plate expansion (completed in 2008) Kalamazoo rod and bar project (to be completed in early 2010) Other plant investment initiatives completed EBITDA enabled internal funding Sustaining-level capital spending is $12 to $15 million annually Consolidated EBITDA2 Capital Spending 2009E $97 $105 $168 $130 $31 $58 $62 $93 $65-75 Sustaining-level capital spending is $12-$15M annually 1 EBITDA = Operating Income, before non-run-rate items, plus depreciation and amortization 2 Consolidated EBITDA = Fab Products EBITDA + Primary Aluminum EBITDA - Corporate

53 Beginning Net Cash1 EBITDA2 Working Capital3 Dividends VEBA Payments Other Uses Prudent Cash Management Primary cash source is EBITDA Cash priorities: Millions of Dollars PRESERVING CASH AND LIQUIDITY LONG-TERM Capital spending (sustaining levels) Growth initiatives (internal and acquisition) Dividends 1 Beginning Net Cash includes $36.0 million in revolving credit line borrowings 2 EBITDA = Operating Income (before non run rate items) plus depreciation and amortization 3 Working Capital = inventory x-NRR items, A/P, and AR Ending Net Cash ($36) $32 $3 $10 $5 $5 $22 $45 1st Quarter 2009 Cash Sources & Uses Capital Spending

54 Additional Financial Considerations SIGNIFICANT TAX ATTRIBUTES VEBA1 OBLIGATIONS Approximately $900 million of Net Operating Loss carryforwards and other tax attributes Applies to US and state pretax income Single-digit percentage cash tax rate (lower than book tax rate) Profit-sharing formula based on EBITDA less capital expenditures and other items VEBA payments capped at $20 million per year Replaced retiree medical obligations GAAP treatment as defined benefit plan 1 Voluntary Employee Benefit Association

55 Conservative Liquidity and Debt Management 1 Actual availability fluctuates with borrowing base Solid cash flow from operations; virtually no debt $265 million revolving credit facility1 Provides liquidity cushion through economic cycles Strong group of lending banks Matures in July 2011 Available debt capacity to fund additional growth EVA-based investment criteria Prudent leverage guidelines

Summary

Investment Thesis Leading positions in strategic market segments Strong platform positioned for long-term growth Positioned to navigate economic uncertainty and prosper upon rebound Management depth and experience with solid track record

Appendix

59 Reconciliation of Operating Income as Reported to EBITDA1 1 EBITDA = Operating Income, before non-run-rate items, plus depreciation and amortization 2 Totals may not sum due to rounding 3 NRR = non-run-rate items